EXHIBIT 99.2

SELLER TRANSFER AND SALE AGREEMENT

BY AND AMONG

EDUCATION LENDING GROUP, INC.,

a Delaware corporation,

FIFTH THIRD BANK,

not in its individual capacity, but solely

as eligible lender trustee on behalf of Education Lending Group, Inc.

under the Seller Eligible Lender Trust Agreement,

EDUCATION FUNDING CAPITAL I, LLC

a Delaware limited liability company

and

FIFTH THIRD BANK,

not in its individual capacity, but solely

as eligible lender trustee on behalf of

Education Funding Capital I, LLC

under the Depositor Eligible Lender Trust Agreement

dated as of June 1, 2005

i

ARTICLE VIII TERMINATION	9
8.01 Termination	9
8.02 Effect of Termination	10

ARTICLE IX INDEMNIFICATION	10
9.01 Indemnification by the Seller	10
9.02 Indemnification by the Depositor	10
9.03 Legal Proceedings	10

ARTICLE X MISCELLANEOUS	10
10.01 Expenses	10
10.02 Further Assurances	11
10.03 Amendment and Waiver	11
10.04 Notices	11
10.05 Assignment	11
10.06 Severability	11
10.07 Complete Agreement	12
10.08 Counterparts	12
10.09 Governing Law	12

APPENDIX A - Glossary of Defined Terms
APPENDIX B - Administration Agreement
APPENDIX C - Master Servicing Agreement
APPENDIX D - Schedule of Financed Student Loans

SELLER TRANSFER AND SALE AGREEMENT

This SELLER TRANSFER AND SALE AGREEMENT (this “Agreement”), dated as of June 1, 2005, is made and entered into by and among EDUCATION LENDING GROUP, INC., a Delaware corporation (the “Seller”), FIFTH THIRD BANK, not in its individual capacity, but solely as eligible lender trustee on behalf of the Seller under the Seller Eligible Lender Trust Agreement (the “Seller Eligible Lender Trustee”), EDUCATION FUNDING CAPITAL I, LLC, a Delaware limited liability company (the “Depositor”), and FIFTH THIRD BANK, not in its individual capacity, but solely as eligible lender trustee on behalf of the Depositor under the Depositor Eligible Lender Trust Agreement (the “Depositor Eligible Lender Trustee”):

A. The Seller is a corporation that will be financing the Financed Student Loans under that certain Indenture of Trust dated as of June 1, 2005 (the “Indenture”) among the CIT EDUCATION LOAN TRUST 2005-1, as Issuer, THE BANK OF NEW YORK, as indenture trustee and as eligible lender trustee on behalf of the Issuer, and certain other indentures; and

B. Capitalized words and terms used but not defined herein are defined in Appendix A hereto which also contains rules as to usage and construction that shall be applicable herein;

C. Each of the Seller and the Seller Eligible Lender Trustee desires (i) to sell, transfer, assign and convey to the Depositor and the Depositor Eligible Lender Trustee, as the case may be, for the benefit of the Depositor all of its respective right, title and interest in and to the Transferred Assets and (ii) to carry out such transactions on the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS

1.01 Sale, Transfer and Acceptance of Transferred Assets.

(a) The Seller, to the full extent of its right, title and interest and as evidenced by the execution and delivery of this Agreement, does hereby agree to sell, transfer, assign, set over and otherwise convey, without recourse, to the Depositor, and the Seller Eligible Lender Trustee to the full extent of Seller’s respective right, title and interest and as evidenced by the execution and delivery of this Agreement, does hereby agree to sell, transfer, assign, set over and otherwise convey, without recourse, to the Depositor Eligible Lender Trustee for the benefit of the Depositor, and each of the Depositor and the Depositor Eligible Lender Trustee for the benefit of the Depositor, as the case may be, hereby agree to accept and acquire from the Seller or the Seller Eligible Lender Trustee, as the case may be, all of the Seller’s and the Seller Eligible Lender Trustee’s respective right, title and interest as of the Closing Date, in and to the Transferred Assets, whether now owned or hereafter acquired; provided, however, that with respect to such sale, transfer, assignment, and conveyance to the Depositor Eligible Lender Trustee, only the legal title to the Financed Student Loans held by the Seller Eligible Lender Trustee is hereby sold, transferred, assigned, set over and conveyed to the Depositor Eligible Lender Trustee.

(b) The parties intend that the conveyance of all the respective right, title and interest in the Transferred Assets be a sale of the Transferred Assets from each of the Seller and the Seller Eligible Lender Trustee, as the case may be, to each of the Depositor and the Depositor Eligible Lender

Trustee, as the case may be (a “Sale”), and the parties shall treat the transaction contemplated by this Agreement for all purposes consistent with such intent and not as a pledge of the Transferred Assets by the Seller or the Seller Eligible Lender Trustee to secure a debt or other obligation of the Seller or the Seller Eligible Lender Trustee.

(c) In the event (but only to the extent) that the conveyance of Transferred Assets hereunder is characterized by a court, governmental authority or regulatory body as a loan rather than a sale or contribution, the Seller shall be deemed hereunder to have granted to the Depositor and the Depositor Eligible Lender Trustee, and the Seller hereby assigns and grants to the Depositor and the Depositor Eligible Lender Trustee on behalf of the Depositor, a security interest in all of its right, title and interest now or hereafter existing in, to and under all Transferred Assets, the conveyance of which is so characterized to secure all of the Seller’s obligations hereunder. The Seller authorizes the Depositor and the Depositor Eligible Lender Trustee to file any and all financing statements deemed necessary by the Depositor or the Depositor Eligible Lender Trustee to perfect the security interest described herein.

1.02 Consideration for Transfer of Transferred Assets. The consideration to be provided by the Depositor to the Seller and the Seller Eligible Lender Trustee for the Transfer of the Transferred Assets shall be payment of the Purchase Price.

1.03 Release of Seller and Seller Eligible Lender Trustee.

(a) The Seller and the Seller Eligible Lender Trustee hereby acknowledge and agree that, upon Transfer of the Transferred Assets and payment of the Purchase Price, the Depositor will become the successor in interest to the Seller with respect to the Transferred Assets.

(b) The Seller and the Seller Eligible Lender Trustee hereby acknowledge and agree that, upon Transfer of the Transferred Assets and payment of the Purchase Price, the Depositor Eligible Lender Trustee will become the successor in interest to the Seller Eligible Lender Trustee with respect to the Transferred Assets.

ARTICLE II

CLOSING

2.01 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) will take place on June 9, 2005 or on such other date as shall be mutually agreed upon by the Seller and the Depositor (the “Closing Date”).

2.02 General Procedure.

(a) At the Closing, and effective as of the Closing Date, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Article VII and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, including Appendix D, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for the receiving party.

(b) At the Closing, and effective on the Closing Date, Education Lending Services, Inc. (“ELS”) and the Depositor shall execute and deliver the Administration Agreement, providing for certain administrative services to be performed by ELS for the Depositor, in the form of Appendix B hereto (the “Administration Agreement”).

(c) At the Closing, and effective on the Closing Date, ELS and the Depositor shall execute and deliver the Master Servicing Agreement, providing for ELS as the Master Servicer to provide the servicing, or arrange for the servicing by a Subservicer, of the Financed Student Loans on behalf of the Depositor, in the form of Appendix C hereto (the “Master Servicing Agreement”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF

SELLER AND SELLER ELIGIBLE LENDER TRUSTEE

Each of the Seller and the Seller Eligible Lender Trustee, as the case may be, hereby represents and warrants to the Depositor and the Depositor Eligible Lender Trustee that, as of the date of this Agreement:

3.01 Formation and Authority. The Seller is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Seller Eligible Lender Trustee is an Ohio banking corporation, duly formed and validly existing under the laws of the State of Ohio, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Seller Eligible Lender Trustee was at all relevant times and is an “eligible lender” under the provisions of the Higher Education Act.

3.02 Execution, Delivery; Valid and Binding Agreement. The authorization, execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which either the Seller or the Seller Eligible Lender Trustee is a party or by which either is bound or constitute a default thereunder; neither the Seller nor the Seller Eligible Lender Trustee is a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of either the Seller or the Seller Eligible Lender Trustee to perform its respective obligations under this Agreement. This Agreement constitutes a valid and binding obligation of each of the Seller and the Seller Eligible Lender Trustee enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and no consent, approval or authorization is required in connection with the consummation of the transactions herein contemplated, except for those that have been obtained.

3.03 Brokerage. No broker or finder has acted for the Seller or the Seller Eligible Lender Trustee in connection with this Agreement or the transactions contemplated hereby, and no third party shall be entitled to receive any fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Seller or the Seller Eligible Lender Trustee.

3.04 Regarding Financed Student Loans. The Seller (or the Seller Eligible Lender Trustee where expressly otherwise stated) hereby represents and warrants to the Depositor that as of the date of Transfer of the Transferred Assets:

(a) Any information furnished by the Seller to the Depositor or its agents with respect to any Financed Student Loan is true, complete and correct in all material respects.

(b) Each Financed Student Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

(c) The amount of the unpaid principal balance of each Financed Student Loan shown on the Schedule of Financed Student Loans set forth in Appendix D is correct, and no counterclaim, offset, defense or right to rescission exists with respect to any Financed Student Loan that can be asserted and maintained or that, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the student borrower against the Seller or the Depositor as assignee thereof. The Seller has taken all reasonable actions to assure that no maker of a Financed Student Loan has acquired or may acquire a defense to the payment thereof. No Financed Student Loan carries a rate of interest less than, or in excess of, the applicable rate of interest required by the Higher Education Act. If the Higher Education Act permits the Seller to charge an interest rate less than the applicable rate of interest, the Depositor may approve, in its sole discretion, in writing, interest reductions which are part of a student borrower repayment incentive program of the Seller, the terms of which have been fully described in detail and in writing to the Depositor.

(d) Each Financed Student Loan provides for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods.

(e) The Seller and the Seller Eligible Lender Trustee are the sole owners and holders of each Financed Student Loan and have full right and authority to Transfer the same free and clear of all liens, pledges or encumbrances, and upon the delivery of a fully executed blanket endorsement with regard to the promissory notes and applications evidencing the Transfer of the Financed Student Loans to the Depositor and the Depositor Eligible Lender Trustee pursuant to this Agreement, the Depositor and the Depositor Eligible Lender Trustee will acquire full right, title and interest in, or alternatively, a lien and perfected security interest in, such Financed Student Loans free and clear of all liens, pledges or encumbrances whatsoever. All documentation relating to the Financed Student Loans, including the original promissory note (or an original or copy of each Master Promissory Note) for each Financed Student Loan, is in the possession of the applicable Master Servicer or applicable Subservicer, as the case may be.

(f) Each Financed Student Loan was originated in the United States of America, its territories or its possessions in accordance with the Federal Family Education Loan Program, complies in all respects with the requirements of the Higher Education Act and is a Financed Student Loan as those terms are defined in this Agreement.

(g) The information set forth in Appendix D accurately describes and identifies the Financed Student Loans transferred as part of the Transferred Assets.

(h) The Seller and any Master Servicer or Subservicer, as the case may be, have each exercised and shall continue to exercise, until the consummation of the Transfer, due diligence and reasonable care in making, administering, servicing and collecting the Financed Student Loans.

(i) Each Financed Student Loan is Guaranteed; each Guarantee, is in full force and effect, is freely transferable as an incident to the transfer of the related Financed Student Loan and is valid and binding upon the parties thereto; all amounts due and payable to the Secretary or a Guarantee Agency, as the case may be, have been paid or will be paid in full by the Seller, and none of the Financed Student Loans has at any time been tendered to either the Secretary or any Guarantee Agency for payment.

(j) Each Financed Student Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

(k) Each Financed Student Loan is evidenced by a single executed promissory note (which may be in electronic form), which note is a valid and binding obligation of the student borrower, enforceable by or on behalf of the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to or affecting creditors’ rights.

(l) No Financed Student Loan has a payment that is more than ninety (90) days delinquent.

(m) The Seller or the originating lender has reported, or will report when due and has paid or will pay out of the Purchase Price, the amount of origination fees and consolidation rebate fees, if any, authorized to be collected with respect to each Financed Student Loan pursuant to Section 438(c) of the Higher Education Act to the Secretary for the period in which the fee was authorized to be collected.

(n) The Seller or the originating lender has made any refund of origination fee collected in connection with any Financed Student Loan, which may be required pursuant to the Higher Education Act.

(o) The transactions contemplated by this Agreement are and will be in the ordinary course of the Seller’s business, and the Seller has valid business reasons for Transferring the Financed Student Loans rather than obtaining a secured loan with the Financed Student Loans as collateral. Both before and immediately after giving effect to any Transfer: (i) the Seller Transferred or will Transfer the Financed Student Loans to the Depositor without any intent to hinder, delay or defraud any current or future creditor of the Seller; (ii) the Seller was not engaged and was not about to engage, and will not engage in, any business or transaction for which any property remaining with the Seller was or will constitute unreasonably small capital in relation to the business of the Seller or the transaction; (iii) the Seller did not intend or will not intend to incur, and did not believe or reasonably should not have believed, or will not believe or reasonably shall not have believed, that it would incur debts beyond its ability to pay as they become due; and (iv) the Seller was not and will not be insolvent or did not or will not become insolvent as a result of any Transfer.

(p) Each Transfer of the Financed Student Loans (including all payments due or to become due thereunder) by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Depositor or the Seller to any federal, state or local government (“Transfer Taxes”) except such Transfer Taxes as are paid by the Seller at the time of Transfer and except UCC filing fees. In the event that the Depositor receives actual notice of any unpaid Transfer Taxes arising out of the Transfer of the Financed Student Loans, on written demand by the Depositor, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold the Depositor harmless therefor. The Seller shall not be responsible for the Depositor’s income taxes, if any.

(q) The Seller has conducted or caused to be conducted on its behalf a reasonable investigation of sufficient scope and content to enable it to make in good faith the representations and warranties contained in this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE

DEPOSITOR AND DEPOSITOR ELIGIBLE LENDER TRUSTEE

Each of the Depositor and the Depositor Eligible Lender Trustee, as applicable, hereby represents and warrants to the Seller that, as of the date of this Agreement:

4.01 Formation and Authority. The Depositor is a limited liability company validly existing under the laws of the State of Delaware, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Depositor Eligible Lender Trustee is an Ohio banking corporation, duly formed and validly existing under the laws of the State of Ohio, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Depositor Eligible Lender Trustee was at all relevant times and is an “eligible lender” under the provisions of the Higher Education Act.

4.02 Execution, Delivery; Valid and Binding Agreement. The authorization, execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which either the Depositor or the Depositor Eligible Lender Trustee is a party or by which either is bound or constitute a default thereunder; neither the Depositor nor the Depositor Eligible Lender Trustee is a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of either the Depositor or the Depositor Eligible Lender Trustee to perform its respective obligations under this Agreement. This Agreement constitutes a valid and binding obligation of each of the Depositor and the Depositor Eligible Lender Trustee enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and no consent, approval or authorization is required in connection with the consummation of the transactions herein contemplated, except for those that have been obtained.

ARTICLE V

COVENANTS OF SELLER

The Seller covenants and agrees with the Depositor as follows:

5.01 Regarding Closing Conditions. The Seller shall take all commercially reasonable actions necessary to cause the conditions applicable to itself and the Depositor set forth in Section 7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

5.02 Regarding the Higher Education Act. The Seller shall, both before and after the Closing Date, take all such action, or refrain from taking such action, to the extent necessary and reasonable to be taken or not taken by the Seller in its capacity as assignor in order to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments and Interest Subsidy Payments, if applicable, with respect to Financed Student Loans will not be adversely affected.

5.03 Regarding Perfection of Security Interest in Financed Student Loans. The Seller shall furnish and file, and shall cause the Seller Eligible Lender Trustee to furnish and file, if appropriate, any document reasonably requested by the Depositor to perfect the Depositor’s and the Depositor Eligible Lender Trustee’s ownership interest in the Financed Student Loans.

5.04 Conditions Precedent to Repurchase Obligation. At the request of either the Depositor or the Depositor Eligible Lender Trustee, the Seller shall repurchase, or, shall cause the Seller Eligible Lender Trustee, as applicable, to repurchase, pursuant to the terms set forth in Section 5.05, each Financed Student Loan with respect to which:

(a) Any representation or warranty contained in Section 3.04 shall prove to be materially incorrect;

(b) The Secretary or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to a Financed Student Loan, including any claim for Interest Subsidy Payments, Special Allowance Payments, insurance, reinsurance or Guarantee Payments due to any circumstance or event that occurred prior to the Transfer of such Financed Student Loan to the Depositor; or

(c) On account of any wrongful or negligent act or omission of the Seller or the Seller Eligible Lender Trustee, the originating lender or its or their servicing agents, as the case may be, that occurred prior to the Transfer of a Financed Student Loan to the Depositor, a defense that makes the Financed Student Loan unenforceable is asserted by a student borrower, maker or endorser, if any, of the Financed Student Loan with respect to his or her obligation to pay all or any of such Financed Student Loan.

5.05 Repurchase by Seller. Upon the occurrence of any of the conditions set forth in Section 5.04 and upon the request of the Depositor or any permitted assignee thereof under Section 10.05, the Seller shall pay, or cause to be paid, to the Depositor an amount equal to the same percentage of the then-outstanding Principal Balance of such Financed Student Loan as the Seller originally paid in the Purchase Price for such Financed Student Loan, plus interest and Special Allowance Payments accrued and unpaid with respect to such Financed Student Loan from the Closing Date to and including the date of repurchase, plus any attorneys’ fees, legal expenses, court costs, servicing fees or other expenses incurred by the Depositor or the appropriate successors or assigns in connection with such Financed Student Loan and arising out of the reasons for the repurchase. With respect to any Financed Student Loan repurchased by the Seller pursuant to this Agreement, the Depositor Eligible Lender Trustee shall transfer, without recourse, representation or warranty, to the Seller Eligible Lender Trustee, on behalf of Seller all of Depositor’s and the Depositor Eligible Lender Trustee’s right, title and interest in and to such Financed Student Loan, and all security and documents relating thereto.

5.06 Regarding Tax Matters. The Seller shall be responsible for all taxes attributable to the ownership of the Transferred Assets for all periods prior to the Closing Date.

ARTICLE VI

COVENANTS OF THE DEPOSITOR AND THE

DEPOSITOR ELIGIBLE LENDER TRUSTEE

Each of the Depositor and the Depositor Eligible Lender Trustee covenants and agrees with the Seller as follows:

6.01 Regarding Closing Conditions. Each of the Depositor and the Depositor Eligible Lender Trustee shall take all commercially reasonable actions necessary to cause the conditions applicable to itself set forth in Section 7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

6.02 Regarding the Higher Education Act and the Financed Student Loans. Each of the Depositor and the Depositor Eligible Lender Trustee shall, both before and after the Closing Date, take all such action, or refrain from taking such action, as is necessary to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments and Interest Subsidy Payments, if applicable, with respect to the Financed Student Loans will not be adversely affected.

6.03 Regarding Tax Matters. The Depositor shall be responsible for the payment of all taxes attributable to the ownership of the Transferred Assets for all periods after the Closing Date; provided, however, that the Depositor shall be responsible for the payment of such taxes only from the Transferred Assets.

6.04 Restrictions Regarding Bankruptcy. The Depositor and the Depositor Eligible Lender Trustee covenants and agrees that (the Depositor, referred to herein as a “Bankruptcy Remote Party”), (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial party of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence, join or institute against, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

ARTICLE VII

CONDITIONS TO CLOSING

7.01 Conditions to Closing. The obligation of each party to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

(a) The respective representations and warranties of the Seller, the Seller Eligible Lender Trustee, the Depositor and the Depositor Eligible Lender Trustee set forth in Articles III and IV hereof, respectively, shall be true and correct in all material respects at and as of the Closing Date as though then made, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

(b) Each party shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing Date;

(c) Each party shall have obtained, or caused to be obtained, each consent and approval required in order to complete the transactions contemplated hereby including, without limitation, rating agency confirmations;

(d) There shall not be threatened, instituted or pending any action or proceeding, before any court or governmental authority or agency, domestic or foreign, challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions;

(e) On the Closing Date, the Seller shall have received from the Depositor the Purchase Price in immediately available funds;

(f) On the Closing Date, the Seller, the Seller Eligible Lender Trustee, the Depositor or the Depositor Eligible Lender Trustee, as applicable (and any other parties to each of the following agreements or instruments), shall have executed and delivered the following to the applicable parties, together with the execution and delivery of this Agreement (provided, however, that this Agreement shall be deem delivered immediately prior to, but nevertheless subject to, the delivery of the following agreements or instruments):

(1)	an executed original Administration Agreement between the Depositor and the Administrator, or, if previously delivered, a confirmation thereof;

(2)	an executed original Master Servicing Agreement between the Depositor and the Master Servicer, or, if previously delivered, a confirmation thereof;

(3)	bills of sale, blanket endorsements and such other instruments of transfer, assignment and delivery as are required to be delivered pursuant to Section 2.02 to the Depositor and the Depositor Eligible Lender Trustee;

(4)	a certificate of an appropriate officer of the Seller and the Seller Eligible Lender Trustee, dated the Closing Date, stating that the conditions set forth in subsections 7.01 (b) and (c) to be satisfied by the Seller and the Seller Eligible Lender Trustee, respectively, have been satisfied; and

(5)	(a) legal opinions, in form and substance satisfactory to the parties listed in subsection 7.01(a) and their counsel, with respect to the organization and authority of the Seller and Depositor and such other matters as such counsel may reasonably require and (b) such other opinions, documents, instruments and agreements as Thompson Hine LLP, the Depositor or the Depositor Eligible Lender Trustee, or their respective counsels, may request.

ARTICLE VIII

TERMINATION

8.01 Termination. This Agreement may be terminated at any time:

(a) by the mutual consent of the Seller and the Depositor; or

(b) by either the Seller or the Depositor if there has been a material misrepresentation, breach of warranty or breach of covenant on the part of the other in the representations, warranties and covenants set forth in this Agreement.

8.02 Effect of Termination. In the event of termination of this Agreement by either the Seller or the Depositor as provided in Section 8.01,

(a) if such termination occurs prior to the Closing Date, this Agreement shall become void and there shall be no liability on the part of the Seller or the Depositor, or their respective employees, officers, directors, members or trustees, except that Sections 7.01, 9.01. 9.01, 9.03, 10.01 and 10.09 hereof shall survive indefinitely, and except with respect to willful breaches of this Agreement prior to the time of such termination; and

(b) if such termination occurs after the Closing Date, this Agreement shall become void and there shall be no liability on the part of the Seller or the Depositor, or their respective employees, officers, directors, members or trustees, except that Sections 3.04, 5.04, 5.05, 7.01, 9.01, 9.02, 9.03, 10.01 and 10.09 hereof shall survive indefinitely, and except with respect to willful breaches of this Agreement prior to the time of such termination.

ARTICLE IX

INDEMNIFICATION

9.01 Indemnification by the Seller. The Seller agrees to indemnify the Depositor and its employees, officers, directors, members and trustees (the “Depositor Indemnified Parties”) with respect to, and hold the Depositor Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Depositor Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Seller to comply with any covenants or other commitments made by the Seller in this Agreement or any other agreement or document delivered by the Seller in connection herewith.

9.02 Indemnification by the Depositor. The Depositor agrees to indemnify the Seller and its officers, directors, employees and trustees (the “Seller Indemnified Parties”) with respect to, and hold the Seller Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Seller Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Depositor to comply with any covenants or other commitments made by the Depositor in this Agreement or any other agreement or document delivered by the Depositor in connection herewith.

9.03 Legal Proceedings. In the event the Seller or the Depositor becomes involved in any legal, governmental or administrative proceeding which may result in indemnification claims hereunder, such party shall promptly notify the other party against whom indemnity may be sought (the “Indemnifying Party”) in writing and in full detail of the filing, and of the nature of such proceeding. The Indemnifying Party may, at its option and expense, defend any such proceeding if the proceeding could give rise to an indemnification obligation hereunder. If the Indemnifying Party elects to defend any proceeding, it shall have full control over the conduct of such proceeding, although each party being indemnified shall have the right to retain legal counsel at its own expense and shall have the right to approve any settlement of any dispute giving rise to such proceeding, provided that such approval may not be withheld unreasonably by the party being indemnified. The party being indemnified shall reasonably cooperate with the Indemnifying Party in such proceeding.

ARTICLE X

MISCELLANEOUS

10.01 Expenses. Except as otherwise expressly provided for herein, each party will, to the extent required under the documents, pay all of its respective expenses incurred (including attorneys’ and accountants’ fees) in connection with the negotiation of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

10.02 Further Assurances. Each of the Seller, the Seller Eligible Lender Trustee, the Depositor and the Depositor Eligible Lender Trustee agrees that, on and after the Closing Date, it shall take all appropriate action and execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out the transfers of assets and assumptions of liabilities provided for herein.

10.03 Amendment and Waiver. This Agreement may be amended in writing by the parties thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that the Noteholders (as defined in the Indenture) of not less than a majority of the principal amount of each Class of Notes (as defined in the Indenture) then Outstanding (as defined in the Indenture) materially affected by the proposed amendment (unless any such proposed amendment does not materially affect such Class of Notes as evidenced by an Opinion of Counsel (as defined in the Indenture)) must consent to and approve any such amendment.

10.04 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or three business days after being mailed by first class U.S. mail, return receipt requested, or when receipt is acknowledged, if sent by facsimile, telecopy or other electronic transmission device. Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

Notices to the Seller:	Education Lending Group
12680 High Bluff Drive, Suite 310
San Diego, CA 92130
Attention: Douglas L. Feist

Notices to the Depositor:	Education Funding Capital I, LLC
Six East Fourth Street, Suite 310-A Cincinnati, Ohio 45202 Attention: Perry D. Moore

with copies of all notices to:	Education Lending Services, Inc.
6 East Fourth Street
Suite 300
Cincinnati, Ohio 45202

10.05 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto; provided, however, that the Depositor may assign its rights under this Agreement to the Issuer and the Issuer Eligible Lender Trustee, as such party is identified in, and in connection with the transactions contemplated by, the Indenture.

10.06 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.07 Complete Agreement. This Agreement and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

10.08 Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

10.09 Governing Law. The law, without regard to conflicts of laws principles, of the State of Ohio will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day, month and year first above written.

EDUCATION LENDING GROUP, INC.		FIFTH THIRD BANK,
a Delaware corporation		not in its individual capacity, but solely as
(“Seller”)		eligible lender trustee on behalf of the Seller
(“Seller Eligible Lender Trustee”)

By:	/s/ Perry D. Moore	By:	/s/ Craig W. Tuley
Name:	Perry D. Moore	Name:	Craig W. Tuley
Title:	Executive Vice President-Finance	Title:	Vice President

FIFTH THIRD BANK,	EDUCATION FUNDING CAPITAL I, LLC

not in its individual capacity, but solely as	(“Depositor”)

eligible lender trustee on behalf of the Depositor (“Depositor Eligible Lender Trustee”)

By:	/s/ Craig W. Tuley	By:	/s/ Perry D. Moore
Name:	Craig W. Tuley	Name:	Perry D. Moore
Title:	Vice President	Title:	Executive Vice President-Finance

APPENDIX A

to

Seller Transfer and Sale Agreement,

dated as of June 1, 2005

DEFINITIONS AND USAGE

Usage

The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

(a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

(b) The words “hereof,” “herein,” “hereunder” and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to “Article,” “Section” or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term “including” means “including without limitation.”

(c) The definitions contained in this Appendix are equally applicable to both the singular and plural forms, as well as to past, present and future tense of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(d) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein.

Definitions

“Administration Agreement” shall mean the Administration Agreement, dated as of June 1, 2005 between the Administrator and the Depositor, as amended or restated from time to time.

“Administrator” shall mean Education Lending Services, Inc. in its capacity as Administrator of the Depositor, or any successor thereto as permitted by the Administration Agreement.

“Consolidation Loan Rebate Amount” means the payment due to the Secretary of Education pursuant to Section 428C(f) of the Higher Education Act.

“Depositor” shall mean Education Funding Capital I, LLC, a Delaware limited liability company.

“Depositor Eligible Lender Trust Agreement” shall mean the Eligible Lender Trust Agreement, dated as of May 1, 2002 between the Depositor and the Depositor Eligible Lender Trustee, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Depositor, as amended or restated from time to time.

“Depositor Transfer and Sale Agreement” shall mean that certain Depositor Transfer and Sale Agreement, dated as of June 1, 2005 by and among Depositor, the Depositor Eligible Lender Trustee, the Issuer, and the Issuer Eligible Lender Trustee.

“ELS” shall mean Education Lending Services, Inc., a corporation formed under the laws of Delaware, and its successors and assigns.

“Financed Student Loans” shall mean, collectively, the student loans identified by the lender identification numbers, portfolio numbers or other identifying numbers described in Appendix D hereto.

“Guarantee” or “Guaranteed” shall mean, with respect to a Financed Student Loan, the guarantee by the Guarantee Agency, pursuant to such Guaranty Agency’s Guarantee Agreement, of the maximum percentage of the principal of and accrued interest on such Financed Student Loan allowed by terms of the Higher Education Act with respect to such Financed Student Loans at the time it was originated and the coverage of such Financed Student Loan by the federal reimbursement contracts, providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Financed Student Loans guaranteed by it of at least the minimum reimbursement allowed by the Higher Education Act with respect to a particular Financed Student Loan.

“Guarantee Agency” shall mean any entity authorized to guaranty student loans under the Higher Education Act and with which the Seller Eligible Lender Trustee or the Depositor Eligible Lender Trustee maintains a Guarantee Agreement.

“Guarantee Agreement” shall mean an agreement between a Guarantee Agency and either the Seller Eligible Lender Trustee or the Depositor Eligible Lender Trustee providing for the Guarantee by such Guarantee Agency of the principal of and accrued interest on the Financed Student Loans.

“Guarantee Program” shall mean a Guarantee Agency’s student loan guaranty program pursuant to which such Guarantee Agency guarantees or insures student loans.

“Higher Education Act” shall mean Title IV, Part B of the Higher Education Act of 1965, as amended, or any successor federal act, and all regulations, directives and guidelines promulgated thereunder from time to time.

“Indenture” shall mean the Indenture of Trust dated as of June 1, 2005 among the Issuer, the Indenture Trustee, and the Trust Eligible Lender Trustee on behalf of the Issuer.

“Indenture Trustee” shall mean The Bank of New York, not in its individual capacity but solely as indenture trustee under the Indenture.

“Interest Subsidy Payments” shall mean payments, designated as such, consisting of interest subsidies by the Department of Education in respect of Financed Student Loans originated under the Higher Education Act to the Depositor Eligible Lender Trustee on behalf of the Depositor in accordance with the Higher Education Act.

“Issuer” shall mean CIT Education Loan Trust 2005-1, a Delaware statutory trust.

“Issuer Eligible Lender Trustee” shall mean The Bank of New York, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Issuer, and its successor and assigns

“Master Promissory Note” shall mean a Master Promissory Note in the form mandated by Section 432(m)(1)(D) of the Higher Education Act.

“Master Servicer” shall mean ELS, in its capacity as Master Servicer of the Financed Student Loans, or any permitted successor Master Servicer under the Master Servicing Agreement.

“Master Servicing Agreement” shall mean the Master Servicing Agreement, dated as of June 1, 2005 among the Master Servicer, the Depositor, the Depositor Eligible Lender Trustee and the Indenture Trustee, as amended or restated from time to time.

“Principal Balance” shall mean the aggregate unpaid principal balance of the Financed Student Loans as set forth in Appendix D.

“Purchase Agreement” shall mean the Depositor Transfer and Sale Agreement, as from time to time amended or supplemented in accordance with the terms thereof, and in each case only to the extent that such Purchase Agreement covers Financed Student Loans.

“Purchase Price” shall mean the sum of (i) the outstanding principal balance, accrued interest and premium with respect to the Financed Student Loans minus (ii) 100% of the accrued and unpaid Consolidation Loan Rebate Amount from the beginning of the calendar month in which the Closing Date occurs to and including the Closing Date, as set forth in Appendix D; provided however that the amount of premium paid will not exceed the amount of premium reflected in the most recent cash flows approved by the rating agencies.

“Secretary” shall mean the Secretary of the United States Department of Education, an agency of the federal government, or any successor to the functions thereof under the Higher Education Act.

“Seller” shall mean Education Lending Group, Inc., a corporation formed under the laws of the State of Delaware, and its successors and assigns.

“Seller Eligible Lender Trust Agreement” shall mean the Amended and Restated Eligible Lender Trust Agreement, dated as of July 22, 2003, between Seller and the Seller Eligible Lender Trustee, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Seller, and its successor and assigns, as amended or restated from time to time.

“Seller Eligible Lender Trustee” shall mean Fifth Third Bank, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Seller under the Seller Eligible Lender Trust Agreement, and its successor and assigns.

“Special Allowance Payments” shall mean payments, designated as such, consisting of effective interest subsidies by the Department of Education to the Depositor Eligible Lender Trustee in accordance with the Higher Education Act in respect of the Financed Student Loans originated under the Act.

“Subservicer” shall mean Great Lakes Educational Loan Services, Inc. or Education Loan Servicing Corporation, in its capacity as Subservicer of the Financed Student Loans, and/or any permitted Subservicer, under the Master Servicing Agreement.

“Transfer” shall mean, and it is the intention of the parties hereto that it mean, with respect to the Transferred Assets, the sale, transfer, assignment and conveyance of, or to sell, transfer, assign and convey, the Transferred Assets, provided, however, that if a court of competent jurisdiction were to hold that any such sale, transfer, assignment or conveyance were not a sale, transfer, assignment and conveyance, then with respect to the Transferred Assets, “Transfer” shall be deemed to mean (i) a conveyance of a valid and binding lien on and a security interest in, or (ii) to convey a valid and binding lien on and a security interest in, the Transferred Assets.

“Transferred Assets” shall mean all rights of the Seller and Seller Eligible Lender Trustee in and to the Financed Student Loans listed on Appendix D, including all collections received and to be received with respect thereto for the period on and after the date of the Transfer, the Guarantee Agreements with respect thereto and the Purchase Agreement.

APPENDIX B

to

Seller Transfer and Sale Agreement,

dated as of June 1, 2005

FORM OF ADMINISTRATION AGREEMENT

B-1

APPENDIX C

to

Seller Transfer and Sale Agreement,

dated as of June 1, 2005

FORM OF MASTER SERVICING AGREEMENT

C-1

APPENDIX D

to

Seller Transfer and Sale Agreement,

dated as of June 1, 2005

SCHEDULE OF FINANCED STUDENT LOANS

Student Loan	Outstanding Principal Balance	Accrued Interest	Premium	Consolidation Loan Rebate Amount	TOTAL PURCHASE PRICE
	$	$	$	$

*	Detailed description of the Financed Student Loans on file with Education Lending Services, Inc, as Administrator.